UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 13, 2005

                          CF Industries Holdings, Inc.
             (Exact name of Registrant as specified in its charter)


           Delaware                    001-32597               20-2697511
 (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
       of incorporation)                                 Identification Number)


     One Salem Lake Drive                                        60047
        Long Grove, IL                                          (Zip Code)
     (Address of principal
       executive office)

       Registrant's telephone number, including area code (847) 438-9500

          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

         On October 13, 2005, CF Industries Holdings, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.   Description of Exhibit
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99.1          Press release dated October 13, 2005

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 13, 2005                     CF INDUSTRIES HOLDINGS, INC.


                                            By: /s/ Douglas C. Barnard
                                               -----------------------------
                                               Name:  Douglas C. Barnard
                                               Title: Vice President, General
                                               Counsel, and Secretary


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                                 EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press release dated October 13, 2005